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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 1, 2005


                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                       0-21352                      31-1177192
    --------                       -------                      ----------
(STATE OR OTHER             (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Applied Innovation Inc. (the "Company") and Andrew J. Dosch, the Company's former Vice President, Chief Financial Officer and Treasurer, entered into a Separation Agreement And Release Of All Claims (the "Separation Agreement"), on September 1, 2005. Mr. Dosch notified the Company of his resignation as the Company's Vice President, Chief Financial Officer, and Treasurer, on September 1, 2005. Mr. Dosch's resignation becomes effective September 9, 2005.

         Under the terms of the Separation Agreement, Mr. Dosch will be paid his base salary as severance from September 9, through December 30, 2005, and will be relieved of certain noncompetition restrictions after December 30, 2005, in exchange for a release of any claims against the Company. The Separation Agreement amends the Employment Agreement between the Company and Mr. Dosch dated February 23, 2004 ("the Employment Agreement") (previously filed as
Exhibit 10.1 to the Company's Form 10-Q for the quarter ended March 31, 2004, filed on May 12, 2004), to reduce the noncompetition restrictions from 12 months to the period from September 9, 2005 through December 30, 2005. The Separation Agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Mr. Dosch's resignation terminated the Employment Agreement, provided, however, that in accordance with the Separation Agreement, the non-competition restrictions under Section 8(b)(iii) of the Employment Agreement are reduced from 12 months to the period from September 9, 2005 through December 30, 2005, and Sections 6 (Confidential Information), 7 (Inventions), 8 (Noncompetition and Nonsolicitation), 9(b) (Termination by Company for Cause), 9(c) (Termination by
You), 9(d) (Termination by Company Without Cause), 9(f) ((Suspension of Noncompetition Period), 9(g) (No Limitation of Obligations), 10 (Remedies; Venue; Process), 12 (No Waiver), 13 (Saving), 14 (No Limitation), 15 (Governing
Law), and 17 (Further Acknowledgement) of the Employment Agreement shall remain in full force and effect.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 1, 2005, Mr. Dosch announced that he resigned as the Company's Vice President, Chief Financial Officer and Treasurer, effective September 9, 2005.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS.

             Exhibit No.                       Description

               10.1 Separation Agreement and Release of All Claims between the Company and Andrew J. Dosch.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           APPLIED INNOVATION INC.


Date:  September 8, 2005              By:  /s/ William H. Largent
                                           -------------------------------------
                                           William H. Largent, President and
                                           Chief Executive Officer




                                       2
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                                  EXHIBIT INDEX


Exhibit No.                          Description

    10.1 Separation Agreement and Release of All Claims between the Company and Andrew J. Dosch.